SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement     [ ] Confidential, for Use of
[x]    Definitive proxy statement          the Commission Only
                                           (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               CYBER DIGITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)    Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)    Amount previously paid:
(2)    Form, schedule or registration statement no.:
(3)    Filing party:
(4)    Date filed:

                               CYBER DIGITAL, INC.
                                 400 OSER AVENUE
                                   SUITE 1650
                            HAUPPAUGE, NEW YORK 11788
                                 (516) 231-1200


                                                                October 10, 1997

To Our Shareholders:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Cyber Digital, Inc. (the "Company"), which will be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, on November 7, 1997, at 10:00 A.M., Eastern Standard Time.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                       Sincerely yours,


                                       /s/ J.C. Chatpar
                                       ----------------
                                       J.C. Chatpar
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                               CYBER DIGITAL, INC.
                                 400 OSER AVENUE
                                   SUITE 1650
                            HAUPPAUGE, NEW YORK 11788
                                 (516) 231-1200

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 7, 1997

                      ------------------------------------


         The Annual Meeting of Shareholders of Cyber Digital, Inc. (the "Company") will be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, at 10:00 A.M., Eastern Standard Time, on November 7, 1997 for the following purposes:

               1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

               2. To approve the Cyber Digital, Inc. 1997 Stock Incentive Plan and the grants of options to non-employee directors of the Company to purchase an aggregate of 40,000 shares of the Common Stock of the Company.

               3. To ratify the appointment of Albrecht, Viggiano, Zureck & Company, P.C. as independent public auditors for the Company's fiscal year ending March 31, 1998.

               4. To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         Shareholders of record at the close of business on October 8, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy in the reply envelope provided which requires no postage if mailed in the United States. Shareholders attending the Annual Meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Annual Meeting.

                                     By Order of the Board of Directors



                                     /s/ J.C. Chatpar
                                     ----------------
                                     J.C. Chatpar
                                     Chairman of the Board, President and
                                     Chief Executive Officer

Hauppauge, New York
October 10, 1997

                               CYBER DIGITAL, INC.

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 7, 1997

         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about October 10, 1997, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Cyber Digital, Inc., a New York corporation (the "Company"), for use at the Annual Meeting (the "Annual Meeting") of Shareholders of the Company (the "Shareholders") to be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, at 10:00 A.M., Eastern Standard Time, on November 7, 1997, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

         The annual report of the Company, containing financial statements of the Company as of March 31, 1997 and for the year then ended, and other information concerning the Company, is included with this Proxy Statement.

         A list of the Shareholders entitled to vote at the Annual Meeting will be available for examination by Shareholders during ordinary business hours, for a period of ten days prior to the Annual Meeting, at the offices of the Company, 400 Oser Avenue, Suite 1650, Hauppauge, New York 11788. A Shareholders list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors," (ii) FOR the approval of the Cyber Digital, Inc. 1997 Stock Incentive Plan (the "1997 Plan") and the grants of options to a non-employee director of the Company to purchase an aggregate of 40,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), (iii) FOR the ratification of the appointment of Albrecht, Viggiano, Zureck & Company, P.C., as independent public auditors for the Company's fiscal year ending March 31, 1997 and (iv) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Shareholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by sending a written notice of revocation or another signed proxy with a later date to the Secretary of the Company, at the Company's principal executive office.

         Following the original mailing of proxy solicitation material, executives and other employees of the Company and professional proxy solicitors, may solicit proxies by mail, telephone, telegraph and personal interview.
Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Common Stock, to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on certain "routine" matters submitted to the Shareholders. All matters being proposed at the Annual Meeting are considered "routine" matters. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the owner.

         The election of each nominee for Director requires a plurality of the votes cast at the Annual Meeting (whether in person or by proxy) by the holder of shares entitled to vote thereon. The affirmative vote of a majority of the votes cast at the Annual Meeting (whether in person or by proxy) by the holders of shares entitled to vote thereon is required for the approval of the remaining proposals. Because broker non-votes and abstentions will not be treated as shares that are voted with respect to a specific proposal, broker non-votes and abstentions will have no effect on the outcome.

         The Company has appointed an inspector to act at the Annual Meeting who shall: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Shareholders of record at the close of business on October 8, 1997 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournment(s) or postponement(s) thereof. As of the close of business on October 8, 1997, there were 17,287,711 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment(s) or postponement(s) thereof, with no cumulative voting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

GENERAL

         At the Annual Meeting, the Shareholders will elect five directors (which number shall constitute the entire Board of Directors of the Company), to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified.

         The Board of Directors has submitted five nominees for director. No other nominations were submitted. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. However, in the event that any nominee is unable or declines to serve as a director, the proxies designating the Board's nominees may be voted for the election of such other persons as the Board of Directors may recommend. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.


INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The nominees for election to the Board of Directors of the Company, and certain information regarding such nominees, including their principal occupations and business experience for at least the past five years, are as follows:

         NAME                     AGE      OFFICE

Jawahar C. Chatpar                50       Chairman of the Board, President,
                                           and Chief Executive Officer

Jack P. Dorfman                   60       Director and Secretary


Jatinder V. Wadhwa                63       Director and Treasurer

Terry L. Jones                    50       Nominee

Khushi A. Nichani                 60       Nominee

         Directors are elected by the Shareholders to serve one year terms or until their successors shall have been duly elected and qualified.

         Jawahar C. Chatpar is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since March 1991, as Chairman of the Board, Chief Executive Officer and Secretary from November
1986 until March 1991, and as President and Chief Executive Officer from inception until November 1986. Mr. Chatpar has also served as a Director since inception. Mr. Chatpar founded the Company in 1983 as a successor to a Canadian corporation of the same name which he founded in 1982. From 1980 to 1982, Mr. Chatpar was employed by Bayly Engineering Limited, a manufacturer of digital telecommunication systems and a member of A.E.G. Telefunken Group, as a Manager of Digital Transmission and Fiber Optics Engineering (research and development). From 1974 to 1980, Mr. Chatpar served in various engineering, management and marketing positions with Northern Telecom. He holds an M.S. degree in Electrical Engineering from the University of Waterloo.

         Jack P. Dorfman joined the Company as a Director in November 1993, and has served as Secretary since October 1995. Mr. Dorfman has been retired since June 1996. Prior thereto, since 1992, Mr. Dorfman served as consultant and manager for a number of pharmacies. From 1990 to 1992, he served as a management consultant for Clark Container, a division of Mark IV Industries, a conglomerate. From 1988 to 1990, he served as Vice President and Treasurer of US Distribution, a transportation company. Prior to 1988, he owned, managed and operated an independent community pharmacy for over fifteen years.

         Jatinder V. Wadhwa has served as a Director of the Company since 1986 and as Treasurer of the Company since August 1997. He had been the Secretary of the Company from 1993 to 1995. Since 1994, Mr. Wadhwa has served as the Chief Executive Officer of Security First Financial Corp., a financial institution dealing with first and second mortgages on residential and commercial properties. From 1989 to 1994, Mr. Wadhwa had served as a management consultant to Gibbons Goodwin van Amerogen, an investment banking firm, Wells Aluminum Corporation, a manufacturer of aluminum extrusion products and Sealy Mattress Company. From 1970 to 1990, Mr. Wadhwa had served as Chief Operating Officer and Vice President of Operations of EZ Por Corporation, a manufacturer of aluminum products.

         Terry L. Jones, a nominee, has been the President of Syndicated Communications, Inc. ("Syncom"), a communications venture capital investment company, since 1990. He joined Syncom in 1978 as a Vice President. Mr. Jones serves in various capacities, including director, president, general partner and vice president for various other entities affiliated with Syncom. He also serves on the Board of Directors of Radio One, Inc. Mr. Jones earned his B.S. degree from Trinity College, his M.S. from George Washington University and his M.B.A. from Harvard Business School.

         Khushi A. Nichani, a nominee, has been a commercial manager at Black & Veatch Incorporated, an engineering and architectural firm for power industrial projects, since May 1997, where his responsibilities included negotiating orders for turnkey power plants. From 1973 to May 1997, he held various positions (most recently as Manager of Proposals & Estimating) at GE Co. Power Generation, the power project division of General Electric.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES.

         During the fiscal year ended March 31, 1997 ("fiscal 1997"), the Board of Directors met four times. During such fiscal year, each incumbent director attended at least 75% of the meetings of the Board of Directors. The Board does not have any committees.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation for services in all capacities for the fiscal years ended March 31, 1997, 1996 and 1995, of those persons who were, at March 31, 1997, the chief executive officer and the most highly compensated executive officers of the Company (collectively, the "Named Officers"). Except for J.C. Chatpar, no executive officer of the Company received compensation in excess of $100,000 in fiscal 1997, 1996 or 1995.

                                                                                LONG-TERM
                                                  ANNUAL COMPENSATION          COMPENSATION
                                                  -------------------          ------------

                                                               Other
     Name and                                                 Annual       Restricted   Securities       All
     Principal          Fiscal                             Compensation       Stock     Underlying      Other
    Position(1)          Year      Salary($)      Bonus($)    ($)(1)        Awards($)   Options(#) Compensation($)
    -----------          ----      ---------      --------    ------        ---------   ---------- ---------------

J.C. Chatpar             1997      $130,000(2)    $100,000     None           None         None         None
Chairman of the Board,
  President and CEO      1996      $80,000         None        None           None         440,000      None

                         1995      $80,000         None        None           None         None         None

-----------------

(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Officers did not exceed the lesser of (i) 10% of such officer's total annual salary and bonus for fiscal 1997, 1996 and 1995, respectively, and (ii) $50,000. Thus, such amounts are not reflected in the table.

(2) Mr. Chatpar's salary was raised from $80,000 per annum to $150,000 per annum, effective August 12, 1996.

AGGREGATED FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the number of unexercised options and the fiscal 1997 year-end value of unexercised options on an aggregated basis held by the Named Officers. The Company has not granted any stock appreciation rights and no options were exercised in fiscal 1997.

                             NUMBER OF SECURITIES                      VALUE OF
                            UNDERLYING UNEXERCISED             UNEXERCISED IN-THE-MONEY
                        OPTIONS AT FISCAL YEAR-END (#)     OPTIONS AT FISCAL YEAR-END ($)(1)
                        ------------------------------     ---------------------------------
      NAME             EXERCISABLE       UNEXERCISABLE      EXERCISABLE          UNEXERCISABLE

J.C. Chatpar             480,000               0             $375,000               0

------------------

(1) Options are "in-the-money" if, on March 31, 1997, the market price of the Common Stock ($1.81) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock underlying the options on March 31, 1997 and the aggregate exercise price of such options.

COMPENSATION OF DIRECTORS

         The directors of the Company are paid $250 per Board meeting. In addition, the Company currently reimburses each director for expenses incurred in connection with his or her attendance at each meeting of the Board of Directors or a committee on which he or she serves.

EMPLOYMENT AGREEMENTS AND INSURANCE

         The Company has entered into an Amended and Restated Employment Agreement with Mr. Chatpar, dated as of August 4, 1997 (the "Employment Agreement") for a three-year term. Such three-year term shall be automatically extended for successive three-year terms unless either party gives the other party 120 days prior written notice of termination before the end of any such three-year period. The Board, however, has the authority to terminate such extension upon cause. "Cause" is defined as conviction of a felony or willful misconduct. Mr. Chatpar is entitled to receive a salary of $150,000 per annum, with an annual increase of 10%. In recognition of the complex scientific and technical leadership which Mr. Chatpar brings to the Company, the Company has also agreed that its Board of Directors may raise his salary during the term of his employment as soon as the financial resources of the Company and other business conditions permit. In such event, Mr. Chatpar's salary shall be at a level comparable to that of chief executive officers of other comparable technology-driven publicly held companies.

         In addition, to his base salary, Mr. Chatpar shall be entitled to receive a cash bonus based upon the following formula: (a) 1% of gross revenues for each fiscal year in excess of $3 million, provided, however, that the Company shall be profitable, plus (b) 5% of net income after deduction of the bonus provided for in (a) above, plus (c) 10% of the increase in net income over that of the prior fiscal year after deduction of the bonus provided for in (a) above.

         In the event of a termination of Mr. Chatpar's employment due to disability, he shall receive royalty payments of 5% of the gross revenues earned by the Company ("Royalties") for a period of 15 years following termination. In the event of Mr. Chatpar's death, his wife, if any, or his estate, shall receive a payment equal to six months of his base salary and Royalties for 15 years. In the event of a termination of Mr. Chatpar's employment for any reason other than pursuant to disability, death or for cause, or if there is a change of control (as defined in the Employment Agreement) of the Company which results in an actual or constructive termination of employment (as defined therein), he shall receive a payment equal to three years of his base salary plus three times his prior year's bonus, Royalties for 15 years, and all of his outstanding options will be deemed immediately vested and exercisable for a period of one year from the effective termination date.

         The Company does not have employment contracts with any other officer or director. The Company currently maintains a $500,000 term life insurance policy on the life of Mr. Chatpar with benefits payable to the Company. The Company offers basic health, major medical and life insurance to its employees. No retirement, pension or similar program has been adopted by the Company.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company regarding beneficial ownership of the Common Stock as of October 8, 1997, for
(i) each person or group that is known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Named Officers, directors and nominees, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that such beneficial owners, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.

                                               SHARES                PERCENT
   NAME AND ADDRESS OF                      BENEFICIALLY               OF
      BENEFICIAL OWNER                        OWNED                 CLASS(1)(2)
      ----------------                        -----                 -----------

Jawahar C. Chatpar (3)                       5,315,712               28.4%
c/o Cyber Digital, Inc.
400 Oser Avenue, Suite 1650
Hauppauge, NY  11788

Jack P. Dorfman(4)                             170,000                  *

Jatinder V. Wadhwa (5)                         167,812                  *

Terry L. Jones                                       0 (6)              0

Khushi A. Nichani                                8,000                  *

All directors and executive officers as a
group (3 persons)                            5,653,524               30.0%

---------------------

* less than 1%

(1) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Assumes the exercise of the warrants to purchase 824,013 shares of Common Stock issued in connection with the offering of the Company's Series A preferred stock.

(3) Does not include 476,000 shares owned by Sylvie Chatpar, his wife and 175,000 shares owned by certain other relatives, as to which shares beneficial ownership is disclaimed. Includes 590,000 shares as to which Mr. Chatpar holds a non-qualified option, which are exercisable at any time.

(4) Includes 50,000 shares as to which Mr. Dorfman holds a nonqualified option, which are exercisable at any time. Does not include 360,000 owned by his wife, Sandra Dorfman, as to which beneficial ownership is disclaimed.

(5) Includes 80,000 shares as to which Mr. Wadhwa holds nonqualified stock options which are exercisable at any time.

(6) Terry Jones is the general partner of a limited partnership that is the general partner of Syndicated Communications Venture Partners III, L.P. ("Syncom III"), a fund which owns all of the 2,000 shares of the Company's Series B convertible preferred stock currently outstanding. Such shares are convertible into shares of Common Stock no earlier than December 30, 1997. See "Certain Relationships and Related Transactions" below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 30, 1996, the Company consummated a private placement of its Series B Convertible Preferred Stock, par value $.05 per share (the "Series B Stock"), to Syncom III. The Company issued 2,000 shares of its Series B Stock to Syncom III in return for $2,000,000. Such shares are convertible into shares of Common Stock commencing one year from the closing date. The conversion price is the lesser of either eighty-five (85%) per cent of the average closing price during the five trading days preceding the conversion date or $7.50 per share. All shares of Series B Stock shall automatically be converted into Common Stock on December 21, 2001.

         Terry Jones, a nominee, is the general partner of WJM Partners III, L.P. ("WJM"), the general partner of Syncom III. Pursuant to the terms of the Stock Purchase Agreement entered into in connection with such placement, so long as Syncom III holds at least 750 shares of Series B Stock and/or Common Stock issued upon conversion of such shares of Series B Stock, or any combination thereof, the Company's Board of Directors shall consist of not less than five members and the Company shall use its best efforts to cause Terry Jones (or another partner of WJM) to be elected as a director.

         PROPOSAL 2: APPROVAL OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN
              AND GRANTS OF STOCK OPTIONS TO INDEPENDENT DIRECTORS

         There will be presented to the meeting a proposal to approve the 1997 Plan and the grants by the Company to a non-employee director of the Company of nonqualified ten-year options to purchase an aggregate of 40,000 shares of Common Stock at an exercise price of $1.00 per share (the "Independent Director Options"). The 1997 Plan was adopted by the Company's Board of Directors on August 4, 1997, subject to the approval of the Shareholders. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting
(whether in person or by proxy) entitled to vote thereon is required for the approval of the 1997 Plan and the grants of the Independent Director Options.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 PLAN AND THE GRANTS OF THE INDEPENDENT DIRECTOR OPTIONS.


GENERAL

         The following summary of the 1997 Plan is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached hereto as Exhibit A.

         The purpose of the 1997 Plan is to provide certain directors, officers and other key employees and consultants of the Company, as the Company's Stock Option Committee or, if no such committee exists, the Board of Directors (the "Committee"), shall in its discretion select, with additional incentives by providing them with the opportunity to increase their ownership interests in the Company. The 1997 Plan, like the Company's 1993 Stock Incentive Plan (the "1993 Plan"), is designed to attract and retain qualified persons as directors, officers and key employees of the Company so as to maintain and enhance the Company's long-term performance. As of August 6, 1997, options to purchase an aggregate of 868,000 shares of Common Stock had been granted under the 1993 Plan, leaving only 5,375 shares of Common Stock reserved for issuance upon the grant of options under the 1993 Plan. Thus, the Board of Directors unanimously adopted the 1997 Plan as being in the best long-term interest of the Company and its Shareholders. The maximum number of shares of Common Stock subject to awards granted under the 1997 Plan is 850,999 shares, which may be authorized but unissued shares, treasury shares or shares acquired by the Company for purposes of the 1997 Plan. In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or the like, the Committee will proportionately adjust the number of shares covered by each outstanding award, the number of shares available under the 1997 Plan and the exercise prices of outstanding awards. Awards under the 1997 Plan may be made in the form of (i) incentive stock options ("ISOs"), (ii) nonqualified stock options (ISOs and nonqualified stock options are collectively referred to as "options"), (iii) stock appreciation rights ("SARs"), (iv) dividend equivalent rights, (v) restricted stock, (vi) restricted stock units and (vii) other stock-based awards. Awards may be made to such directors, officers and other employees of the Company, and to such consultants to the Company, as the Company shall in its discretion select (collectively "key persons").

         The Board of Directors may, without shareholder approval, suspend, discontinue, revise or amend the 1997 Plan at any time or from time to time; provided, however, that shareholder approval shall be obtained for any amendment for which such approval is required by Section 422 of the Code or under other applicable law. The Committee may amend any outstanding award, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions on the award. Any amendments that materially impair any rights or materially increase any obligations of a grantee under an outstanding award shall be made only with the consent of the grantee.

GRANTS UNDER THE 1997 PLAN

         Stock Options. Each stock option granted under the 1997 Plan will be exercisable during the period fixed by the Committee; however, no ISO may be exercised more than ten years after the date of grant. Unless the Committee expressly provides otherwise, an option will become exercisable as to 25% of the shares subject thereto on each of the first through fourth anniversaries of the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Committee, provided that the option exercise price of an ISO shall be no less than 100% of the fair market value of a share of Common Stock on the date of grant. The option exercise price is payable in cash, or, with the consent of the Committee, by surrender of shares of Common Stock acquired at least six months prior to the option exercise date and having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Committee may prescribe. The Committee may provide that, in the event an optionee pays the option exercise price by surrender of shares held at least six months, an additional option will be granted for a number of shares equal to the number surrendered, with an option exercise price equal to fair market value at the date of surrender and an expiration date no later than the expiration date of the original option.

         Stock Appreciation Rights. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 1997 Plan. The grantee of an SAR has the right to surrender the SAR and to receive from the Company an amount equal to the aggregate appreciation (since the date of the grant, or over the option exercise price if the SAR is granted in connection with an option) in the shares of Common Stock in respect of which such SAR is being exercised. Payment due upon exercise of an SAR may be in cash, in Common Stock, or partly in each, as determined by the Committee in its discretion.

         Restricted Stock. The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion. Certificates for the shares of Common Stock covered by a restricted stock award will remain in the possession of the Company until such shares are free of restrictions. Subject to the applicable restrictions, the grantee has the rights of a Shareholder with respect to the restricted stock.

         Dividend Equivalent Rights. In connection with any award, the Committee may, in its discretion, grant a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. The Committee shall determine whether such payments are made in cash and/or in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time at which they will be made, and such other terms and conditions as it deems appropriate.

         Restricted Stock Units. The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion. At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units. At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

         Other Stock-Based Awards. The Board may authorize other types of stock-based awards (including the grant of unrestricted shares), which the Committee may grant to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine.

TERMINATION OF EMPLOYMENT OR SERVICE

         Options and SARs.  Unless the Board of Directors  otherwise  specifies:
(i) all options and SARs not yet exercised shall terminate upon termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause, disability or death, the grantee's options and/or SARs generally will remain exercisable for three months after termination to the extent that they were exercisable at termination, but not after the scheduled expiration date of the award; and (iii) if a grantee dies or becomes disabled while in the Company's employ or service or during the aforementioned post-employment exercise period, the grantee's options and/or SARs, to the extent exercisable immediately prior to death or disability, generally will remain exercisable for one year after the date of death or disability, but not after the scheduled expiration date of the award.

         Restricted Stock. If a grantee's employment or service terminates for any reason, during the 90 days following termination the Company will have the right to require forfeiture of restricted shares in exchange for any amount paid by the grantee for such shares.

         Restricted Stock Units. In the event of the termination of a grantee's employment or service for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled.

         Right of Recapture. If at any time within one year after the date on which a participant exercises an option or SAR, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company
(including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the fair market value of a share of

Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

OTHER FEATURES OF THE STOCK INCENTIVE PLAN

         Unless sooner terminated by the Board of Directors, the provisions of the 1997 Plan respecting the grant of ISOs shall terminate on the day before the tenth anniversary of the adoption of the 1997 Plan by the Board of Directors and no ISO awards shall thereafter be made under the 1997 Plan. All awards made under the 1997 Plan prior to its termination shall remain in effect until they are satisfied or terminated.

         In the event of a change of control (as defined in the 1997 Plan), (i) any option or SAR then outstanding whose date of grant was at least one year prior to the date of the change of control shall become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause and (ii) the Committee may amend any award in such manner as it deems appropriate, including without limitation by amendments that advance the dates upon which outstanding awards shall terminate.

FEDERAL INCOME TAX CONSEQUENCES

         The description of Federal tax consequences set forth below is necessarily general in nature and does not purport to be complete.

         There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of an option. On exercise of an ISO, the optionee will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. However, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction for tax purposes in the same amount, equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

         The grant of an SAR, a dividend equivalent right, restricted stock or performance share award generally will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, and upon the vesting of restricted stock, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received, and the Company will be entitled to a tax deduction in the same amount. An award of restricted shares of Common Stock will not result in income for the grantee or in a tax deduction for the Company until such time as the shares are no longer subject to forfeiture unless the grantee elects otherwise. At that time, the grantee generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount. Dividends paid on forfeitable restricted shares are treated as compensation for Federal tax purposes. A grant of unrestricted shares of Common Stock will result in income for the grantee, and a tax deduction for the Company, generally equal to the fair market value of such shares less any amount paid for them.

         Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1 million, unless such compensation meets certain criteria. Although the Company believes that compensation realized from stock options and SARs granted under the 1997 Plan generally will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements. In addition, because other awards under the 1997 Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited under Section 162(m) of the Code.

         Tax Withholding. The Committee may require payments from participants in the 1997 Plan, or withhold from payments due to be made thereunder, in order to satisfy applicable withholding tax requirements.

THE INDEPENDENT DIRECTOR OPTIONS

         The purpose of the Independent Director Options is to retain qualified persons as non-employee directors of the Company so as to maintain and enhance the Company's long-term performance. The Independent Director Options, which could not be granted under the 1993 Plan since at the time of grant the grantee was not an employee of the Company, are fully vested, subject to the approval of the Shareholders at the Annual Meeting. Jatinder Wadhwa has been granted Independent Director Options to purchase an aggregate of 40,000 shares of Common Stock. The Independent Director Options provide for an exercise price of $1.00 per share of Common Stock. On October 8, 1997, the closing price of the Common Stock on the OTC Bulletin Board was $2.75 per share.

PROPOSAL 3:  TO RATIFY APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS


         The Board of Directors has appointed the firm of Albrecht, Viggiano, Zureck & Company, P.C. as the Company's independent public auditors for the fiscal year ending March 31, 1998. The Shareholders will be asked to ratify the appointment of Albrecht, Viggiano, Zureck & Company, P.C. as the independent public auditors of the Company for the fiscal year ending March 31, 1998. Ratification of the appointment requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote thereon. Representatives of Albrecht, Viggiano, Zureck & Company, P.C. are expected to be present at the Annual Meeting, with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ALBRECHT, VIGGIANO, ZURECK & COMPANY, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC AUDITORS.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be considered as of the next Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Company's Secretary, at its offices at 400 Oser Avenue, Suite 1650, Hauppauge, New York, 11788, no later than June 12, 1998, in order to be included in the Company's proxy statement relating to that meeting.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to the Shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A SHAREHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (516) 231-1200.

                                         By Order of the Board of Directors


                                         /s/ J.C. Chatpar
                                         ----------------
                                         J.C. Chatpar
                                         Chairman of the Board, President and
                                         Chief Executive Officer

Hauppauge, New York
Dated: October 10, 1997

                                                                       EXHIBIT A

                               CYBER DIGITAL, INC.

                            1997 STOCK INCENTIVE PLAN

                                                   Table of Contents
                                                                                                                     Page
                                                        ARTICLE I
                                                         GENERAL
1.1        Purpose.................................................................................................    1
1.2        Administration..........................................................................................    1
1.3        Persons Eligible for Awards.............................................................................    1
1.4        Types of Awards Under Plan..............................................................................    2
1.5        Shares Available for Awards.............................................................................    2
1.6        Definitions of Certain Terms............................................................................    2
                                                       ARTICLE II
                                                  AWARDS UNDER THE PLAN
2.1        Agreements Evidencing Awards............................................................................    3
2.2        No Rights as a Shareholder..............................................................................    4
2.3        Grant of Stock Options, Stock Appreciation Rights and Dividend Equivalent Rights........................    4
2.4        Exercise of Options and Stock Appreciation Rights.......................................................    5
2.5        Termination of Employment; Death........................................................................    6
2.6        Grant of Restricted Stock...............................................................................    6
2.7        Grant of Restricted Stock Units.........................................................................    7
2.8        Other Stock-Based Awards................................................................................    7
2.9        Grant of Dividend Equivalent Rights.....................................................................    7
2.10       Right of Recapture......................................................................................    8

                                                       ARTICLE III

                                                      MISCELLANEOUS

3.1        Amendment of the Plan; Modification
             of Awards.............................................................................................    8
3.2        Tax Withholding.........................................................................................    8
3.3        Restrictions............................................................................................    9
3.4        Nonassignability........................................................................................    9
3.5        Requirement of Notification of Election Under Section 83(b) of the Code.................................    9
3.6        Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.............    9
3.7        Change in Control.......................................................................................    9
3.8        Right of Discharge Reserved.............................................................................   10
3.9        Nature of Payments......................................................................................   10
3.10       Non-Uniform Determinations..............................................................................   10
3.11       Other Payments or Awards................................................................................   10
3.12       Section Headings........................................................................................   10
3.13       Effective Date and Term of Plan.........................................................................   11
3.14       Governing Law...........................................................................................   11

                                    ARTICLE I

                                     GENERAL

1.1      Purpose

         The purpose of the Cyber Digital, Inc. 1997 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, Cyber Digital, Inc. (the "Company") and its subsidiaries an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2      Administration

         1.2.1 Subject to Section 1.2.6, the Plan shall be administered by the Stock Option Committee (the "Committee") of the board of directors of the Company (the "Board"), which shall consist of not less than two directors. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), all actions relating to awards to persons subject to Section 16 of the 1934 Act shall be taken by the Board unless each person who serves on the Committee is a "non-employee director" within the meaning of Rule 16b-3 or such actions are taken by a sub-committee of the Committee (or the Board) comprised solely of "non-employee directors". To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the members of the Committee shall be "outside directors" within the meaning of section 162(m).

         1.2.2 The Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

         1.2.3 Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

         1.2.4 The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

         1.2.5 No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

         1.2.6 Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (b) the Board may, in its sole discretion, at any time and from time to time, grant awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

1.3      Persons Eligible for Awards

         Awards under the Plan may be made to such directors, officers and other employees of the Company and its subsidiaries (including prospective employees conditioned on their becoming employees), and to such consultants to the Company and its subsidiaries (collectively, "key persons") as the Committee shall in its discretion select.

1.4      Types of Awards Under Plan

         Awards may be made under the Plan in the form of (a) incentive stock options (within the meaning of section 422 of the Code), (b) nonqualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) restricted stock units and (g) other stock-based awards, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5      Shares Available for Awards

         1.5.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), which may be transferred pursuant to awards granted under the Plan shall not exceed 850,999 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

         1.5.2 The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any one-year period shall not exceed 500,000.

         1.5.3 Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding award, the number of shares available for awards, the number of shares that may be subject to awards to any one employee, and the price per share of Common Stock covered by each such outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an award. After any adjustment made pursuant to this Section 1.5.3, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

         1.5.4 Except as provided in this Section 1.5 and in Section 2.3.8, there shall be no limit on the number or the value of the shares of Common Stock that may be subject to awards to any individual under the Plan.

1.6      Definitions of Certain Terms

         1.6.1 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows.

               (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the Nasdaq National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

               (b) If the Market is the Nasdaq SmallCap Market, the OTC Bulletin Board or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quota-tions, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

               (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined in good faith by the Committee.

         1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

         1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company or a subsidiary as a director, consultant or otherwise.

         1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 425(a) of the Code applies. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Committee shall have the right to determine whether the termination of a grantee's employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

         1.6.5 The term "cause," when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or a subsidiary thereof. In the absence of such an employment agreement, "cause" means: (a) conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) engaging in any substantiated act involving moral turpitude; (c) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (d) material violation of the Company's policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; or (e) serious neglect or misconduct in the performance of the grantee's duties for the Company or a subsidiary or willful or repeated failure or refusal to perform such duties; in each case as determined by the Committee, which determination shall be final, binding and conclusive.

                                   ARTICLE II

                              AWARDS UNDER THE PLAN

2.1      Agreements Evidencing Awards

         Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the grantee become a party to a shareholders' agreement with respect to any shares of Common Stock acquired pursuant to the award, a requirement that the grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the grantee wishes to transfer any such shares. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2      No Rights as a Shareholder

         No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.3, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3 Grant of Stock Options, Stock Appreciation Rights and Dividend Equivalent Rights

         2.3.1 The Committee may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan.

         2.3.2 The Committee may grant stock appreciation rights to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion, subject to the provisions of the Plan. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a nonqualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

         2.3.3 The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Plan Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (b) the exercise price of such right as set forth in the Plan Agreement (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (c) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

         2.3.4 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

         2.3.5 Each Plan Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

         2.3.6 The Committee may in its discretion include in any Plan Agreement with respect to an option (the "original option") a provision that an additional option (the "additional option") shall be granted to any grantee who, pursuant to Section 2.4.3(b), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of

Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Plan Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4.3(b) in payment of such exercise price shall have been held for at least six months.

         2.3.7 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options.

         2.3.8 Notwithstanding the provisions of Sections 2.3.4 and 2.3.5, to the extent required under section 422 of the Code, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.4      Exercise of Options and Stock Appreciation Rights

         Subject to the provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

         2.4.1 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right shall become exercisable in four substantially equal installments, on each of the first, second, third and fourth anniversaries of the date of grant, and each installment, once it becomes exercisable, shall remain exercisable until expiration, cancellation or termination of the award.

         2.4.2 Unless the applicable Plan Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Committee shall prescribe.

         2.4.3 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) unless the applicable Plan Agreement provides otherwise, by delivery of shares of Common Stock acquired at least six months prior to the option exercise date and having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

         2.4.4 Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

2.5      Termination of Employment; Death

         2.5.1 Except to the extent otherwise provided in Section 2.5.2 or 2.5.3 or in the applicable Plan Agreement, all options and stock appreciation rights not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

         2.5.2 If a grantee's employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option or stock appreciation right on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within three months after employment terminates, except that the three-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. In the case of an incentive stock option, the term "disability" for purposes of the preceding sentence shall have the meaning given to it by section 422(c)(7) of the Code.

         2.5.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.5.2, any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections
3.3 and 3.7 hereof.

2.6      Grant of Restricted Stock

         2.6.1 The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by executing a Plan Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company by certified or official bank check (or the equivalent thereof acceptable to the Company) in such amount as the Committee may determine.

         2.6.2 Promptly after a grantee accepts a restricted stock award, the Company shall issue in the grantee's name a certificate or certificates for the shares of Common Stock covered by the award. Upon the issuance of such certificate(s), the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the nontransferability restrictions and Company repurchase rights described in Sections 2.6.4 and 2.6.5 and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Plan Agreement.

         2.6.3 Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Plan Agreement.

         2.6.4 Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Plan Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Plan Agreement provides otherwise, additional shares of Common Stock or other property distributed to the grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock.

         2.6.5 During the 90 days following termination of the grantee's employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the grantee (or the grantee's estate) any amount paid by the grantee for such shares.

2.7      Grant of Restricted Stock Units

         2.7.1 The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan.

         2.7.2 At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. In the event of the termination of the grantee's employment by the Company and its subsidiaries for any reason, restricted stock units that have not become nonforfeitable shall be forfeited and cancelled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an award of restricted stock units.

         2.7.3 At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the grantee. Such date may be later than the vesting date or dates of the award. On the maturity date, the Company shall transfer to the grantee one unrestricted, fully transferable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Common Stock.

2.8      Other Stock-Based Awards

         The Board may authorize other types of stock-based awards (including the grant of unrestricted shares), which the Committee may grant to such key persons, and in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.9      Grant of Dividend Equivalent Rights

         The Committee may in its discretion include in the Plan Agreement with respect to any award a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Plan Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.10     Right of Recapture

         If at any time within one year after the date on which a participant exercises an option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based award (each of which events is a "Realization Event"), the participant (a) is terminated for cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company
(including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain ("Gain") realized by the participant from the Realization Event shall be paid by the participant to the Company upon notice from the Company. Such Gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such Gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).


                                   ARTICLE III

                                  MISCELLANEOUS

3.1      Amendment of the Plan; Modification of Awards

         3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, after the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

         3.1.2 Shareholder approval of any amendment shall be obtained to the extent necessary to comply with section 422 of the Code (relating to incentive stock options) or other applicable law or regulation.

         3.1.3 The Committee may amend any outstanding Plan Agreement, including, without limitation, by amendment which would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Agreement. However, any such amendment (other than an amendment pursuant to Section 3.7.2, relating to change in control) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2      Tax Withholding

         3.2.1 As a condition to the receipt of any shares of Common Stock pursuant to any award or the lifting of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award (including, without limitation, FICA tax), the Company shall be entitled to require that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

         3.2.2 If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, unless otherwise specified in the applicable Plan Agreement, the grantee may satisfy the withholding obligation imposed under Section 3.2.1 by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3      Restrictions

         3.3.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

         3.3.2 The term "consent" as used herein with respect to any plan action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodies.

3.4      Nonassignability

         Except to the extent otherwise provided in the applicable Plan Agreement, no award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.5      Requirement of Notification of Election Under Section 83(b) of the Code

         If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6      Requirement of Notification Upon Disqualifying Disposition Under
         Section 421(b) of the Code

         If any grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an incentive stock option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify the Company of such disposition within 10 days thereof.

3.7      Change in Control

         3.7.1 For purposes of this Section 3.7, a "Change In Control" shall be deemed to have occurred upon the happening of any of the following events:

               (a) any "person," including a "group," as such terms are defined in Sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 10% or more of the outstanding shares of Common Stock of the Company;

               (b) a cash tender or exchange offer for 10% or more of the outstanding shares of Common Stock of the Company is commenced;

               (c) the shareholders of the Company approve an agreement to merge, consolidate, liquidate, or sell all or substantially all of the assets of the Company; or

               (d) two or more directors are elected to the Board without having previously been nominated and approved by the members of the Board incumbent on the day immediately preceding such election.

         3.7.2 Upon the happening of a change in control:

               (a) notwithstanding any other provision of this Plan, any option or stock appreciation right then outstanding whose date of grant was at least one year prior to the date of the Change in Control shall become fully vested and immediately exercisable upon the subsequent termination of employment of the grantee by the Company or its successors without cause unless the applicable Plan Agreement expressly provides otherwise;

               (b) to the fullest extent permitted by law, the Committee may, in its sole discre- tion, amend any Plan Agreement in such manner as it deems appropriate, including, without limitation, by amendments that advance the dates upon which any or all outstanding awards of any type shall terminate.

         3.7.3 Whenever deemed appropriate by the Committee, any action referred to in Section 3.7.2(b) may be made conditional upon the consummation of the applicable Change in Control transaction.

3.8      Right of Discharge Reserved

         Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.9      Nature of Payments

         3.9.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

         3.9.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

3.10     Non-Uniform Determinations

         The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.11     Other Payments or Awards

         Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12     Section Headings

         The  section   headings   contained  herein  are  for  the  purpose  of
convenience only and are not intended to define or limit the contents of the sections.

3.13     Effective Date and Term of Plan

         3.13.1 The Plan was adopted by the Board on August 4, 1997, subject to approval by the Company's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

         3.13.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the day before the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.14     Governing Law

         All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                               CYBER DIGITAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                      ------------------------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


         The undersigned hereby appoints J.C. Chatpar with full power of substitution, to vote all shares of CYBER DIGITAL, INC. (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Holiday Inn, 3845 Veterans Memorial Highway, Ronkonkoma, New York, on the 7th day of November, 1997, at 10:00 a.m. Eastern Standard Time, and at any adjournment(s) or postponement(s) thereof, hereby ratifying all that said proxy or his substitute may do by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees listed below for Director for a term of one year;

         FOR ALL NOMINEES LISTED BELOW            WITHHOLD AUTHORITY
         (except as marked to                     to vote for all
          the contrary below)     [ ]             nominees listed below   [ ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

         Jawahar C. Chatpar, Jack P. Dorfman, Jatinder V. Wadhwa, Terry L. Jones and Khushi A. Nichani.

2. APPROVAL OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN AND GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS: To approve the adoption of the Company's 1997 Stock Incentive Plan and the grants of options to a non-employee director to purchase an aggregate of 40,000 shares of Common Stock.

                  FOR [ ]             AGAINST [ ]               ABSTAIN [ ]

3. APPROVAL OF AUDITORS: To ratify and approve the appointment of Albrecht, Viggiano, Zureck & Company, P.C. as independent public auditors for the Company for the fiscal year ending March 31, 1998;

                  FOR [ ]             AGAINST [ ]               ABSTAIN [ ]

and in his discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

            (Continued and to be dated and signed on the other side.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 2 AND 3.

         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                                    Dated: _____________________________, 1997


                                    -------------------------------------------
                                    (Signature of Shareholder)



                                    -------------------------------------------
                                    (Signature of Shareholder)


                                    Your  signature  should  appear  the same as
                                    your name  appears  herein.  If  signing  as
                                    attorney, executor,  administrator,  trustee
                                    or guardian, please indicate the capacity in
                                    which   signing.   When   signing  as  joint
                                    tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.